Note 9. Income Taxes: Schedule of Effective Income Tax Rate Reconciliation (Tables)	12 Months Ended
Apr. 30, 2016
Tables/Schedules
Schedule of Effective Income Tax Rate Reconciliation

The income tax benefit differs from the amount computed by applying the US federal income tax rate of 34% and the Canada federal and provincial tax rate of 26% to net loss before income taxes for the year ended April 30, 2016 and 2015 as a result of the following:

	2016 $	2015 $

Net loss before taxes	(125,638)	(797,865)
Statutory rate	34%	34%

Computed expected tax recovery	(42,717)	(271,274)
Permanent differences and other	2,343	178,159
Change in valuation allowance	40,374	93,115

Income tax provision	–	–